UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

TRIUMPH BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

P.O. BOX 8016, CARY, NC 27512-9903

Important Notice Regarding the Availability

of Proxy Materials for Triumph Bancorp, Inc.

Stockholders Meeting to be held on

April 27, 2021

For Stockholders as of February 26, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials go to:

www.proxydocs.com/TBK

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

CONTROL NUMBER

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/TBK

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

if you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s shareholder meeting, you must make this request on or before April 16, 2021

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/TBK	(866) 648-8133	paper@investorelections.com
When requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Triumph Bancorp, Inc.
Meeting Information

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K
Meeting Type: Annual Meeting of Stockholders
Date: Tuesday, April 27, 2021
Time: 10:00 AM, Local Time
Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/TBK for more details. There is no physical location.

You must pre-register to attend the meeting online and/or participate at the email address indicated.

SEE REVERSE FOR FULL AGENDA

Copyright © 2021 Mediant Communications Inc. All Rights Reserved

Triumph Bancorp, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL(S) 1, 2, 3 AND 4.

PROPOSAL

1.	Election of Directors
1.01 Carlos M. Sepulveda, Jr.

1.02 Aaron P. Graft

1.03 Charles A. Anderson

1.04 Richard L. Davis

1.05 Michael P. Rafferty

1.06 C. Todd Sparks

1.07 Debra Bradford

1.08 Laura Easley

1.09 Frederick Perpall

1.10 Maribess Miller

2.	Non-binding advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement (the “Say on Pay Proposal”);

3.	Approve the Second Amendment to the Triumph Bancorp, Inc. 2014 Omnibus Incentive Plan;

4.	Ratify the appointment of Crowe LLP as our independent registered public accounting firm for the current fiscal year; and

5.	The transaction of such other business as may properly come before the meeting.